UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 8, 2005

SSA Global Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51330	84-1542338
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 W. Madison, Suite 2200, Chicago, IL 60661

(Address of principal executive offices, including zip code)

(312) 258-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On December 8, 2005, SSA Global Technologies, Inc., or SSA Global, announced via a press release its financial results for the first quarter of fiscal 2006 ended October 31, 2005.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(c)          Exhibits.

Exhibit No.	Description
99.1	Press Release of SSA Global Technologies, Inc. dated December 8, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SSA Global Technologies, Inc.

Date: December 8, 2005	/s/ Stephen P. Earhart
Stephen P. Earhart Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of SSA Global Technologies, Inc. dated December 8, 2005.